PepperBall® Technologies, Inc.
















PepperBall

More Options

Safer Results

PepperBall Technologies

Safe Harbor Statement

In addition to historical information, this presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements represent our estimates and assumptions only as of the date hereof. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation: risks that the anticipated benefits of the merger will not be achieved; risks that the market for the combined company's products will not develop as anticipated; risks associated with the combined company's limited operating history and history or losses; risks that the combined company will not be able to raise capital or generate revenues sufficient to support its business plans; risks associated with potential product liability claims; competition in the combined company's target markets; and other risks identified in our filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Mission Statement

- To develop, patent, and market safe and effective non-lethal products that are innovative, beat competing products and rapidly expand the market for PepperBall
- To provide Law Enforcement alternatives to lethal force, and to protect consumers in the home and on the street
- To create and introduce high margin patented products which will enhance the valuation of PepperBall
- To continue to expand the PepperBall brand which is the #1 leader in less-lethal hot pepper based technology
- To create new innovative non-lethal consumer products that will dramatically expand our market

PepperBall Historical Milestones

- Spun out from Jaycor in 2000 and renamed PepperBall Technologies in 2002
- Initial focus on shoulder-fired launchers for
  ~Law enforcement ~Military ~Corrections ~Security
- New management focused on three new handheld launchers is 2004
- BOD invested $2+ M in development over 3 years
  ~SA-4 Pistol ~FlashLauncher ~HotShot
- SA-4 for police and FlashLauncher for institutional users and consumers now on the market
- HotShot to be introduced in Q4 of 2008

PepperBall / SWAT Synergies

- SWAT has access to public markets
- PTI/SWAT control worldwide hot pava projectile supply
- PepperBall has established brand name recognition (anticipated new trading symbol: SWAT to PBAL)
- PepperBall has large and growing patent portfolio
- Both have complementary new products
- Both have extensive international opportunity due to local gun laws
- Both have significant opportunity in consumer products
- Combined SWAT/PTI expected to be 2nd largest NLW supplier next to Taser

PTI IP MINEFIELD-

Projectiles/Tactics/Irritants:

5,965,839
Issued 10/12/99
Dimpled Ball

6,393,992
Issued 5/28/02
Rigid Frangible
50% Fill
OC

7,194,960
3/27/07
Capsaicinoid/
PAVA/
Nonivamide

6,543,365
Issued 4/8/03
3-Part Ball

Pub. No.
US 2005/0016412A1
1/27/05
Fin
Stabilized

Pub. No.
US 2007/0245919A1
10/25/07
Primer Only
Launched

6,546,874
Issued 4/15/03
Rigid Frangible
50% Fill
OC
Cartridge

Pub. No.
US 2006/0011090A1
1/19/06
Primer Only
Launched

Pub. No.
WO 2006/057658A2
6/1/06
European PCT

Pub. No.
1743136
1/17/07
European PCT

Pub. No.
1757088
2/28/07
European PCT

Launchers:

Pub. No.
US 2005/0188886A1
9/1/05
Projectiles/
Multi-function
Launchers

Pub. No.
US 2006/0027223A1
2/09/06
Compact
Launcher

Israel
Approved
To Be Issued

UK
1177409B1
4/7/2000

KEY:
ISSUED
PENDING

PepperBall Technologies

Current PepperBall Market Penetration

- 6 continents, 90+ countries
- 3,000+ end-users including:
  - *Government:*
    U.S. Border Patrol, U.S. Coast Guard
  - *Major Police Departments:*
    New York, Los Angeles, Washington, D.C., Dallas, Miami, Phoenix, Salt Lake City, San Diego, Seattle, etc., etc.
  - *Corrections:*
    Federal Bureau of Prisons, State DOCs,
    Municipal & County Facilities, Private Corrections
  - *Private Security:*
    Lockheed Martin, Bridgestone USA,
    San Onofre Nuclear Generating Station, Wackenhut

Traditional Rifle-Type PepperBall® Launchers



Custom Carbine T



Custom Carbine



TAC700 Fully Automatic

PepperBall Technologies


Standard Powdered 1X PAVA (pepper)
Nylon Glass Breaker
New 10X PAVA
Standard Powdered Training
Liquid Dye Marker

New Products for 2008

- SA-4 four-shot pistol launcher
- VT-P8 eight-shot pistol launcher
- FlashLauncher
- HotShot personal defense launcher
- Mark IV tactical rifle launcher
- 10X PepperBall projectile

SA-4 Launcher and Rapid-Reload Cartridge


PepperBall

- 4 Rocket Projectiles
- Rapid Reload
- Laser Aimed
- 2 X the kinetics of standard PepperBall and 3 X the active ingredient
- Broad police and military application
- Propellant is part of each round

SWAT 8 Semiautomatic Launcher


VT-P8

- 8 shot magazine
- Highly accurate, advanced regulator makes velocity fully adjustable
- Quick-release barrel for cleaning, no mess, no tools required
- Sights are extremely easy to locate for fast targeting and exact calculation of distance
- Highly durable: handle composed of high-impact urethane, all parts are stainless steel and aircraft aluminum

FlashLauncher



- Four Phase Deterrent
  - Laser Aimed
  - Sound
  - Impact--pain
  - Chemical irritant impacts vision & breathing
- Looks like a flashlight/not a weapon
- 5 shot semi automatic

"HotShot™" Launcher and Disposable Refill Cartridge

Designed for the Consumer Market


PepperBall

- Less-lethal
- Compact
- Easy to use
- Safe & effective
- Consumables
- Attractive margins
- Large domestic and international market

PepperBall Technologies

Veritas MK-IV


MK-IV

- .68 Caliber - 15 Round Magazine with Disposable Air Supply in Magazine
- One to one scale to an M4
- Easily index between rounds at the chamber
- Accepts most aftermarket accessories for M4/M16

Video Slide



Training Scenarios



Winter Olympics Riot



PAVA Pepper Effect



Jail Riot



HotShot



FlashLauncher



SA-4



TAC-700

PepperBall Technologies

Potential PepperBall Markets

MARKET	POTENTIAL MARKET SIZE	SOURCE
Sworn Law Officers	836,787	Federal Law Enforcement Statistics, United States Department of Justice Bureau of Statistics 2004
Corrections Officers	431,980	National Occupational Employment and Wage Estimates, Bureau of Labor Statistics May 2007
Private Security Guards	1,000,000	CRS Report for Congress, 2006 (includes all types of security guards)
Military (National Guard and Military Police)	506,300	House Report 108-354 – National Defense Authorization Act for Fiscal Year 2006; Estimates of Military Police sample of key Forts and applying to total military
Domiciles (Male Head of Household)	92 Million	US Census
Women (Age 18 to 65)	84.5 Million	US Census
Postal/Fed X/UPS/DHL carriers and drivers	480,000	Roberts, Jane. "Drivers' Lawsuit Expands to Class." Memphis, Online 2007 UPS Annual Report 2007 Deutsche Post Annual Report 2007 Bureau of Labor Statistics, 2007 (for Postal Carriers)
Campers (Camped at least once in a year)	42.2 Million	Sporting Goods Manufacturers Association, 2006 (note: campers mostly included in above numbers)

New Products
Manufacturers Suggested Retail Prices

	MRSP
FlashLauncher™	$349.99
Law Enforcement SA-4™	$399.99
SA-4 Cartridges – Live rounds	$6.99
SA-4 Cartridges – Inert rounds	$5.99
HotShot™	$89.99
10X Rounds	$2.50

PepperBall Technologies

Current Competition - Consumer

Women account for approximately 60% to 70% of competitors' self defense products, and pepper based products are highly fragmented and weakly brand.

Category	Target Market	Consumer Market Size	Comments	Key Trends	Average Price	Key Marketing Tactics
Stun Guns	Both Women and Men	< $10 Million	Often confused with Tasers	Market appears to be declining	$10 - $60	
TASER	Strong marketing efforts to Women	$9 Million	Sales for 2008 have increased with increased focus on Consumers	C2 is relatively new, for females	C2: $300 - $400 X26: $550 - $900	Internet, Tupperware Tactics, Security Retailers
Mace	Both Women and Men	$5 to $10 Million	Similar formulas as pepper sprays	New Mace Gun, sales seem poor	$13 - $90	Internet (Specialty and Mass Retailers)
Pepper Spray	Primarily Women	$10 to $20 Million	Often confused with Mace	Market Highly Fragmented	$8 - $33	Internet Retailers
Non-Pepper Launchers	Men	<$5 Million		Market appears to be declining	Varies	

Vizer Group Security Solutions

- Access-Video-Intrusion
- Facility- Mobile
- Turnkey Services
- Network, IP & Wireless- Complicated Integration
- Biometrics
- Johnson Controls authorized dealer

History of PepperBall® Technologies, Inc.


$1B+ Market Cap
jni
1999 IPO
JAYCOR = $100M+
JAYCOR
Founded 1975
TITAN
National Security Solutions
2002 Merger
2000 Spun Out
PepperBall Technologies, Inc.
2002 Renamed
PepperBall Technologies, Inc.
2008 Merged with SWAT
-New MGT Team to focus on hand-held
-New products to expand and open new markets

History of CEO & PepperBall

- **Eric Wenaas – CEO**
  - CEO of Jaycor (defense company) 1990-2002 ~ sold for $100M in 2002 (Parent of PepperBall)
  - Created JNI and took public (NASDAQ) as Chairman in 1999 ~ $2B cap value
  - Distributed $500M in liquid assets in five transactions between 6/00 & 3/02 including PepperBall
  - Received Ernst & Young "Entrepreneur of the Year " award in 2001
  - Received "Director of the Year" award for "Companies in Transition" in 2001
  - PepperBall represents a unique opportunity to be a highly valued public entity due to its margins and technology

PepperBall Management

- Eric Wenaas, CEO (ex - CEO of Jaycor, prior parent PBI)
- Gregory Pusey, 25+ yrs public co experience
- Jeff McGonegal, CFO 25+ yrs accounting and public co experience (ex - Managing Partner Denver BDO)
- Conrad Sun, COO, Extensive experience in Sales, Marketing & Operations
- Ed Vasel, VP Engineering 30+ yrs (ex - Jaycor R&D)
- Chris Lewis, VP Accounting (ex -JNI & Jaycor)
- Experienced, active & independent board of directors

Summary

- Committed, Experienced and Entrepreneurial management team
- All core technologies patented or pat pending
- Strong brand recognition~ "Shot with PepperBall"
- Good base revenue stream with dramatic growth potential
  - Substantial annuity business in projectiles
  - Large existing institutional customer base with new hand-held products to target that base
  - Extremely large potential consumer market with new products to target that market

PepperBall Technologies

Summary (Con't)

- PepperBall largest branded less Lethal Technology
- Sales traction increasing & new product intros
- Recurring revenue high margin consumables
- Ramping up Production & Sales SA4, Mark IV and FlashLauncher
- Major launch into consumer market 2009
- Tax loss carryforward exceeds $30M

PBAL/SWAT Highlights

- Revenue growth supported by multiple initiatives:
  - Projectiles provide substantial repeat business (>15 mil sold)
  - New hand-held launchers being well-received
  - New Ruggedized Mark IV rifle interest
  - Well over 4,000 institutional customers worldwide

- Dramatic growth forecasted in FY09, fueled by new hand-held & rifle launchers plus NEW personal protection launcher
- Institutional sales force to be expanded upon completion of merger
- Significant consumer marketing campaign and entry into the consumer market anticipated in 2009

Pro Forma Capital Structure
(Post Merger)

• Outstanding Common Shares	24.4M
• Outstanding Preferred Shares (2)	10.1M
• Estimated Public Share Float	21.7M
• Warrants and Options Outstanding (3)	10.1M
• PTI Product Development Convertible Notes (1)	$2,028,000

(1) - Debt mature 15 months after closing and is convertible into common shares at defined average market
(2) –Converts 1:1 at option of holders into common shares
(3) - Includes 3.1M Employee stock options exercisable at avg. of $1.94 with balance exercisable at $.04-9.38 each
Note : Prior to any effects of proposed reverse split

PepperBall Technologies

Video Slide



Training Scenarios



Winter Olympics Riot



PAVA Pepper Effect



Jail Riot



HotShot



FlashLauncher



SA-4



TAC-700

PepperBall Technologies

BACKUP

US Institutional Non-Lethal Market



10%
22%
3%
3%
3%
3%
56%
Defense Spray Market
Taser
Launchers
Pepperball and Related
Stun Guns
Tear Gas/Mace
Other (bean bag)

Total = $161.9 Million

Sources: Defensive Sprays – est. $10m (law enforcement) / police officers x sum of corrections, private security, military, postal; Taser International SEC Filings 10K (2007) & 10Q (through June, 2008); stun gun estimate based on Singer International, Applied Energenics and others (excluding batons), launchers, tear gas and other based on Bureau of Justice Statistics and RHA estimates

PepperBall Technologies

US Consumer Non-Lethal and Less-Lethal Self Defense Market

Prior to HotShot – No effective compelling consumer product in market


21%
39%
21%
19%
Defense Spray Market
Taser
Launchers
Stun Guns

Total = $47.9 Million (June 2007 to June 2008)

Source: Mace Security International SEC Filing 10K, March 30, 2008 (sprays), Taser International SEC Filing 10K (2007) & 10Q (first half 2008) - prorated

PepperBall Technologies

Crime Statistics

- Non-lethal defense units, like pepper spray, are very popular with women [1]
  - Women ages 18-35 are the largest demographic to be attacked and assaulted in U.S. than any other group [2]
  - Sales of Pepper Spray and defense products go up dramatically, sometimes up to 4x the normal amount, when there is a serial killer/rapist in a given area.
- 18 to 21 year old women have a 1 in 4 chance of experiencing a violent crime
- Every 22 seconds a violent crime takes place in America
- Total violent crimes have increased from 2004 for men and women.

1. "Cash in on Pepper Spray Sales", Shooting Industry July 1, 2007, Other statistics from Crime in the United States, Federal Bureau of Investigation (latest available data)

PepperBall Technologies